Emerging Markets Growth Fund, Inc. Statement of Additional Information Supplement March 10, 2023 (for statement of additional information dated September 2, 2022, as supplemented to date)

The eighth paragraph under the “Execution of portfolio transactions” section of the statement of additional information is amended to read as follows:

An affiliate of the investment adviser currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS and LeveL ATS (through a minority interest in their common parent holding company). The investment adviser, or brokers with whom the investment adviser places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-535-0323O CGD/10149-S93693